UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22080
                                                    -----------

                    First Trust Active Dividend Income Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2012
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FIRST TRUST


                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2012

                                  FIRST TRUST
                                Active Dividend
                                     Income
                                      Fund


AVIANCE
------------------
Capital Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2012

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 10
Statement of Operations...................................................... 11
Statements of Changes in Net Assets.......................................... 12
Financial Highlights......................................................... 13
Notes to Financial Statements................................................ 14
Additional Information....................................................... 19



                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Active Dividend Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aviance are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                                  MAY 31, 2012


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Active Dividend Income Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Active Dividend Income Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
"AT A GLANCE"
AS OF MAY 31, 2012 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FAV
Common Share Price                                            $7.66
Common Share Net Asset Value ("NAV")                          $8.52
Premium (Discount) to NAV                                    (10.09)%
Net Assets Applicable to Common Shares                  $70,361,872
Current Quarterly Distribution per Common Share (1)         $0.1800
Current Annualized Distribution per Common Share            $0.7200
Current Distribution Rate on Closing Common Share Price (2)    9.40%
Current Distribution Rate on NAV (2)                           8.45%

-------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
         Common Share Price       NAV
5/11     10.61                    10.41
         10.60                    10.16
         10.37                     9.94
         10.19                     9.90
6/11     10.72                     9.90
         10.89                    10.37
         11.17                    10.35
         10.41                    10.21
         10.17                    10.14
7/11      9.43                     9.81
          8.74                     9.11
          8.57                     9.05
          8.52                     8.82
8/11      8.91                     9.07
          9.02                     9.14
          8.91                     9.07
          9.12                     9.32
          8.49                     8.77
9/11      8.38                     8.76
          8.30                     8.92
          8.78                     9.34
          8.66                     9.20
10/11     8.90                     9.51
          8.81                     9.30
          8.60                     9.32
          8.31                     9.03
11/11     8.03                     8.69
          8.36                     9.13
          8.37                     9.19
          8.12                     9.05
          8.37                     9.37
12/11     8.38                     9.38
          8.48                     9.29
          8.42                     9.32
          8.35                     9.30
1/12      8.35                     9.33
          8.60                     9.51
          8.63                     9.43
          8.63                     9.54
2/12      8.77                     9.58
          8.71                     9.56
          8.63                     9.52
          8.78                     9.65
          8.70                     9.60
3/12      8.70                     9.59
          8.54                     9.50
          8.47                     9.36
          8.37                     9.16
4/12      8.35                     9.32
          8.20                     9.05
          8.02                     8.96
          7.53                     8.48
          7.70                     8.57
5/12      7.66                     8.52


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                  Average Annual
                                                                   Total Return
                                                                  --------------
                                                                    Inception
                           6 Months Ended      1 Year Ended        (9/20/2007)
                              5/31/2012         5/31/2012          to 5/31/2012
Fund Performance (3)
NAV                             -3.43%           -10.24%              -4.02%
Market Value                    -5.02%           -20.82%              -7.09%

Index Performance
Russell 1000 Value Index         5.62%            -1.55%              -3.27%
S&P 500 Index                    6.23%             1.90%              -0.93%
--------------------------------------------------------------------------------


-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Kimberly-Clark Corp.                            5.0%
Verizon Communications, Inc.                    4.9
AT&T, Inc.                                      4.9
Reynolds American, Inc.                         4.6
Intel Corp.                                     3.7
Telecom Corp. of New Zealand Ltd., ADR          3.3
Telstra Corp., Ltd., ADR                        3.3
CenturyLink, Inc.                               3.1
Altria Group, Inc.                              2.8
QUALCOMM, Inc.                                  2.7
-----------------------------------------------------
                                 Total         38.3%
                                               =====


-----------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
-----------------------------------------------------
Telecommunication Services                     22.6%
Consumer Staples                               16.8
Financials                                     16.7
Information Technology                         12.0
Energy                                         10.6
Utilities                                       8.2
Industrials                                     7.0
Health Care                                     3.0
Consumer Discretionary                          2.8
Materials                                       0.3
-----------------------------------------------------
                                 Total        100.0%
                                              ======


(1) Most recent distribution paid or declared through 5/31/2012. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2012


Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor"), a registered investment advisor, is the sub-advisor to the First Trust Active Dividend Income Fund. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Fund's portfolio, utilizing a team made up of Christian C. Bertelsen, James R. Neel, Edward C. Bertelsen and Mark Belanian. The team has approximately seven years of experience working together and more than 80 years of cumulative industry experience.

                           PORTFOLIO MANAGEMENT TEAM

CHRISTIAN C. BERTELSEN,
CHIEF INVESTMENT OFFICER AND SENIOR PORTFOLIO MANAGER

Christian C. Bertelsen has over 42 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JEFFREY J. WALKER,
ANALYST AND ASSISTANT PORTFOLIO MANAGER

Jeffrey J. Walker has 4 years of investment industry experience which includes trading, investment analysis/research, and portfolio management. Jeffrey started as an intern with GF Investment Services, LLC in May 2006 before starting fulltime employment in March 2009. He joined GFPC/Aviance in May 2011 as an analyst/assistant portfolio manager. Mr. Walker graduated from Florida State University with a Bachelor of Science degree in Finance, Magna Cum Laude and is currently a Level III Candidate in the Chartered Financial Analyst ("CFA") Program.

EDWARD C. BERTELSEN,
PORTFOLIO MANAGER - RESEARCH

Edward C. Bertelsen has over 11 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN,
PORTFOLIO ANALYST

Mark Belanian has over 11 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

                                   COMMENTARY

FIRST TRUST ACTIVE DIVIDEND INCOME FUND

The primary investment objective of First Trust Active Dividend Income Fund ("FAV" or the "Fund") is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's sub-advisor believes offer the potential for attractive income and/or capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

This section discusses the primary factors which impacted FAV's two investment objectives throughout the six months ended May 31, 2012.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Market Rally

For the six months ended May 31, 2012, the Fund's primary benchmark, the Russell 1000 Value Index ("R1000V"), gained 5.62%. The Standard & Poor's 500 Index ("S&P 500"), the Fund's secondary benchmark, gained 6.23% for the same period.

During the first quarter of 2012, the market continued the rally from the previous quarter. FAV's primary benchmark, the R1000V, gained 65.29 points, which was approximately 11.12%, during the first three months of 2012. However, during the final two months of the reporting period, the benchmark experienced a large correction, losing 6.82%. The main causes of the precipitous drop were twofold: (1) Slowing growth in the majority of developed economies, and (2) Uncertainty surrounding a resolution to the sovereign debt crisis in Europe.

Overall, the reporting period saw the return of a "Risk On/Risk Off" market environment, where over the first three and a half months risky investments outperformed and during the last two and a half months very few strategies performed well unless they had exposure to U.S. Government and German Debt.

Stock correlations, a measurement of how stocks are moving in relation to each other, helps portfolio managers choose securities for a portfolio. Typically, for diversification purposes, a manager will choose stocks that move in different directions depending on market conditions; i.e., if one stock is moving down because of market movement, there should, ideally, be other stocks in the portfolio that would move in the opposite direction.

Corporate Earnings

The first four months of the six-month period covered by this report was a time of broadly receding global economic doubt. For example, the threat of an immediate "double-dip" recession in the U.S. faded and even domestic employment numbers improved. Moreover, U.S. corporate earnings continued to beat expectations.

With 496 of 500 S&P Index companies reporting at the time of writing for the first quarter, 351 had beat expectations, 139 had missed and 6 had met their earnings estimates. The pace of growth may have slowed a little from recent quarters, but U.S. corporations are still performing well, a fact that helped investors to move prices upwards on the days that European news proved scarce. That said, Europe is clearly a major market for U.S. listed corporations and therefore, further deterioration in the European situation resulted in investors discounting future U.S. corporate growth projections.

DIVIDEND RECAP

HOW WERE DIVIDENDS AFFECTED?

The primary aim of the Fund is the generation of yield from the capture of dividends; therefore, a major factor, which affects the Fund's management, is the availability of dividends. Moreover, an important component of the Fund's security selection process is the identification of those companies with a history of consistent and rising dividend payments. Where such dividend raises are financially sustainable, in the opinion of the Sub-Advisor, the company assumes a higher probability of selection within the Fund. Moreover, rising dividends suggest the potential for rising aggregate yields for the Fund's investors.

During the first quarter of 2012, 677 companies initiated positive dividend actions against 31 with negative actions. The corresponding positive/negative ratio from the same period one year ago was 510/30. Moreover, the number of companies paying a cash dividend increased slightly to 41.7% from 41.4% at the end of 2011, which is an indication that the financial strength of the majority of companies continues to improve. Currently, we see dividend growth to be approximately 12% over the next three years.

The expanding universe of dividend-payers eligible for selection by the Fund is encouraging for the future as this will allow the Sub-Advisor to broaden its investment universe.

PERFORMANCE ANALYSIS

The net asset value ("NAV") total return1 of the Fund for the six months ended May 31, 2012 was -3.43%. Over the same period, the total return of the R1000V, the Fund's primary benchmark index, was 5.62%, while the Fund's secondary benchmark index (the S&P 500) returned 6.23%.

NAV PERFORMANCE

The Fund's NAV underperformed its main benchmark, the R1000V, by 9.05%.


1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

As a result of ongoing Greek-inspired debt contagion fears, we decided to protect capital by moving the portfolio holdings to a more defensive position by replacing higher beta (a measure of volatility) names with lower beta ones and periodically increasing cash for opportunistic purposes.

The Fund's underperformance wasn't the result of any one event; however, over the reporting period we protected capital to a greater degree than the companies in the R1000V. During the market rally, the Fund's defensive positioning reduced its market participation and its upside capture. When equities look overvalued, in the opinion of the Sub-Advisor, the Fund will try to maintain income levels while protecting capital.

We also over-weighted the sectors and businesses which we feel perform better than the benchmark Index in times of doubt, for example, Energy and Consumer Staples. These allocations protected the Fund during the market correction in the second half of the reporting period. Risk On/Risk Off results in broad stock price correlations where the fundamentals of each sector are often secondary in their influence on prices. U.S. stock sectors therefore moved together in lockstep, rendering stock selection extremely difficult.

PRICE PERFORMANCE

The Fund's market value provided a total return1 of -5.02% during the reporting period. The price of FAV closely followed the price of the R1000V Index for the first month of the reporting period, but didn't participate in the January to March rally. This 3-month period accounted for much of the Fund's price underperformance.

Although the price of FAV is not directly managed by the Advisor or Sub-Advisor, in our opinion, the price of many closed-end funds dropped over fears of credit shortages, similar, to a much lesser degree, to the credit issues of 2008.

MARKET & FUND OUTLOOK

Our short- to medium-term outlook remains defensive based on the fact that the solution to European debt problems will take a long time to gain concensus (then implement) while U.S. corporate earnings look set to soften.

In our opinion, major structural changes need to occur within the European Monetary Union, including the criteria for membership - more accurately referred to as the Maastricht convergence requirements.

Moreover, significant financial aid is required to protect those organizations and corporations exposed to the default of European sovereign debt.

The Great Debt & Derivative Unwind now includes Europe. In our opinion it will take many years for the effects of our recent fiscal profligacy to unwind. With that said, we do not expect another 2008-like liquidity crisis. Governments and central banks across the world seem committed to providing enough liquidity to keep the wheels of global financial markets turning. Our goal for the Fund will remain the same: generate the required income and protect capital in down markets.

FURTHER U.S. EASING

The U.S. Federal Reserve might bring about a change in future U.S. equity market direction with a commitment to further Quantitative Easing (Q.E.); a third leg to the previous two Q.E. programs. A Q.E. inspired rally would be short-lived in our opinion; we'd rather see debt continue to unwind. However, at the low interest rates being paid by the U.S. Government to borrow, further printing of money can't be ruled out.

We will monitor Federal Reserve activity for signs of renewed monetary easing.

FURTHER OVERSEAS

In our opinion the continuing debt crisis in Europe is affecting GDP growth with the Eurozone slipping into recession. This, combined with a slowdown in China, should negatively impact company revenues and earnings in the coming months.

While we expect the European, World and U.S. central banking systems to come to the near-term aid of Europe and China to provide stimulus to their economies, in our opinion the current geo-political climate suggests a defensive approach is prudent.

EARNINGS

For some time, many commentators have predicted the demise of excellent U.S. corporate earnings. For a similar amount of time, U.S. corporations have continued to report above-median expectations. At the time of writing, we see corporate guidance softening. We expect this to flow through into lower earnings in the next few quarters - nothing too dramatic, but the earnings growth curve should start to flatten, in our opinion.

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
MAY 31, 2012 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - 78.0%

              AEROSPACE & DEFENSE - 2.5%
      10,000  Boeing (The) Co. ..................................  $     696,100
       5,000  Honeywell International, Inc. .....................        278,300
       6,000  Lockheed Martin Corp. .............................        496,800
       5,000  Raytheon Co. ......................................        251,600
                                                                   -------------
                                                                       1,722,800
                                                                   -------------
              CAPITAL MARKETS - 2.4%
     125,000  Morgan Stanley ....................................      1,670,000
                                                                   -------------
              CHEMICALS - 0.2%
       4,000  Potash Corp of Saskatchewan, Inc. .................        158,120
                                                                   -------------
              COMMERCIAL BANKS - 1.1%
     115,000  Huntington Bancshares, Inc. .......................        752,100
                                                                   -------------
              COMMUNICATIONS EQUIPMENT - 2.4%
      30,000  QUALCOMM, Inc. ....................................      1,719,300
                                                                   -------------
              COMPUTERS & PERIPHERALS - 2.3%
       1,200  Apple, Inc. (a)....................................        693,276
      40,000  Seagate Technology PLC ............................        937,200
                                                                   -------------
                                                                       1,630,476
                                                                   -------------
              DIVERSIFIED FINANCIAL SERVICES - 0.8%
      20,000  Citigroup, Inc. ...................................        530,200
                                                                   -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 19.2%
      90,000  AT&T, Inc. ........................................      3,075,300
      30,000  BCE, Inc. .........................................      1,196,700
      50,000  Centurylink, Inc. .................................      1,961,000
     212,000  Telecom Corp. of New Zealand Ltd., ADR ............      2,069,120
     120,000  Telstra Corp., Ltd., ADR ..........................      2,066,400
      75,000  Verizon Communications, Inc. ......................      3,123,000
       5,000  Windstream Corp. ..................................         46,800
                                                                   -------------
                                                                      13,538,320
                                                                   -------------
              ELECTRIC UTILITIES - 3.0%
      50,000  Cia Energetica de Minas Gerais, ADR ...............        861,500
      45,000  PPL Corp. .........................................      1,231,650
                                                                   -------------
                                                                       2,093,150
                                                                   -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.3%
      10,000  Molex, Inc. ......................................         230,700
                                                                   -------------
              FOOD & STAPLES RETAILING - 0.6%
       6,000  PriceSmart, Inc. ..................................        405,480
                                                                   -------------
              FOOD PRODUCTS - 0.5%
      10,000  Kraft Foods, Inc., Class A ........................        382,700
                                                                   -------------
              HOTELS, RESTAURANTS & LEISURE - 1.2%
      60,000  Arcos Dorados Holdings, Inc. ......................        811,200
                                                                   -------------


Page 6                 See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)


   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)

              HOUSEHOLD PRODUCTS - 4.6%
       1,000  Clorox (The) Co. ..................................  $      68,800
      40,000  Kimberly-Clark Corp. ..............................      3,174,000
                                                                   -------------
                                                                       3,242,800
                                                                   -------------
              INDUSTRIAL CONGLOMERATES - 1.4%
      50,000  General Electric Co. ..............................        954,500
                                                                   -------------
              INSURANCE - 7.1%
      70,000  Lincoln National Corp. ............................      1,446,900
      50,000  MetLife, Inc. .....................................      1,460,500
      30,000  Prudential Financial, Inc. ........................      1,393,500
      35,000  XL Group PLC ......................................        714,700
                                                                   -------------
                                                                       5,015,600
                                                                   -------------
              MULTI-UTILITIES - 4.3%
      10,000  Consolidated Edison, Inc. .........................        603,600
      30,000  National Grid PLC, ADR ............................      1,508,700
      20,000  Scana Corp. .......................................        939,000
                                                                   -------------
                                                                       3,051,300
                                                                   -------------
              MULTILINE RETAIL - 1.4%
      25,000  Macy's, Inc. ......................................        951,250
                                                                   -------------
              OIL, GAS & CONSUMABLE FUELS - 0.8%
       1,000  Matador Resources Co. (a)..........................         10,050
      15,000  Penn West Petroleum Ltd. ..........................        199,500
      15,000  Vanguard Natural Resources LLC ....................        361,500
                                                                   -------------
                                                                         571,050
                                                                   -------------
              PHARMACEUTICALS - 2.7%
      30,000  Merck & Co., Inc. .................................      1,127,400
      35,000  Pfizer, Inc. ......................................        765,450
                                                                   -------------
                                                                       1,892,850
                                                                   -------------
              REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6%
      50,000  Medical Properties Trust, Inc. ....................        450,000
                                                                   -------------
              ROAD & RAIL - 2.5%
      12,000  Canadian National Railway Co. .....................        983,280
      20,000  CSX Corp. .........................................        417,800
       3,000  Union Pacific Corp. ...............................        334,200
                                                                   -------------
                                                                       1,735,280
                                                                   -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
      90,000  Intel Corp. .......................................      2,325,600
      30,000  Skyworks Solutions, Inc. (a).......................        805,800
                                                                   -------------
                                                                       3,131,400
                                                                   -------------
              SOFTWARE - 1.2%
      30,000  Microsoft Corp. ...................................        875,700
                                                                   -------------


                       See Notes to Financial Statements                  Page 7

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)


   SHARES/
    UNITS                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)

              TOBACCO - 9.3%
      55,000  Altria Group, Inc. ................................  $   1,770,450
      10,000  Lorillard, Inc. ...................................      1,236,000
       7,500  Philip Morris International, Inc. .................        633,825
      70,000  Reynolds American, Inc. ...........................      2,928,800
                                                                   -------------
                                                                       6,569,075
                                                                   -------------
              WIRELESS TELECOMMUNICATION SERVICES - 1.1%
      14,000  Philippine Long Distance Telephone Co., ADR .......        751,380
                                                                   -------------
              TOTAL COMMON STOCKS ...............................     54,836,731
              (Cost $57,734,854)                                   -------------


MASTER LIMITED PARTNERSHIPS - 8.7%

              ENERGY EQUIPMENT & SERVICES - 0.4%
      15,000  Exterran Partners, L.P. ...........................        295,950
                                                                   -------------
              OIL, GAS & CONSUMABLE FUELS - 8.3%
       6,000  Boardwalk Pipeline Partners, L.P. .................        155,700
      20,000  BreitBurn Energy Partners, L.P. ...................        332,000
       7,000  Calumet Specialty Products Partners, L.P. .........        156,240
      25,000  Copano Energy, LLC ................................        670,000
       3,500  Crestwood Midstream Partners, L.P. ................         88,410
      15,000  DCP Midstream Partners L.P. .......................        589,950
      15,000  Enterprise Products Partners, L.P. ................        731,400
       2,500  EV Energy Partner, L.P. ...........................        128,200
      17,000  Genesis Energy, L.P. ..............................        489,090
       5,000  Kinder Morgan Energy Partners, L.P. ...............        391,650
      13,000  Legacy Reserves, L.P. .............................        321,100
      20,000  Linn Energy LLC ...................................        710,600
       5,000  Markwest Energy Partners, L.P. ....................        239,700
      14,000  Martin Midstream Partners, L.P. ...................        450,660
      23,000  QR Energy L.P. ....................................        388,240
                                                                   -------------
                                                                       5,842,940
                                                                   -------------
              TOTAL MASTER LIMITED PARTNERSHIPS .................      6,138,890
              (Cost $6,674,743)                                    -------------

INVESTMENT COMPANIES - 3.0%

              CAPITAL MARKETS - 3.0%
      30,000  iShares MSCI Australia Index Fund .................        622,800
      63,000  iShares MSCI Singapore Index Fund .................        733,950
      20,000  Proshares Short S&P500 (a).........................        762,200
                                                                   -------------
              TOTAL INVESTMENT COMPANIES ........................      2,118,950
              (Cost $2,270,570)                                    -------------


Page 8                 See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2012 (UNAUDITED)


                                  DESCRIPTION                          VALUE
              ---------------------------------------------------  -------------
              TOTAL INVESTMENTS - 89.7% .........................  $  63,094,571
              (Cost $66,680,167) (b)

              NET OTHER ASSETS AND LIABILITIES - 10.3% ..........      7,267,301
                                                                   -------------
              NET ASSETS - 100.0% ...............................  $  70,361,872
                                                                   -------------

----------------------

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $898,826 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,484,422.

ADR   American Depositary Receipt


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                            LEVEL 2         LEVEL 3
                                             TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                           VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                           5/31/2012        PRICES          INPUTS          INPUTS
                                         -------------   -------------   -------------   -------------
Common Stocks*.........................  $  54,836,731   $  54,836,731   $          --   $          --
Master Limited Partnerships*...........      6,138,890       6,138,890              --              --
Investment Companies*..................      2,118,950       2,118,950              --              --
                                         -------------   -------------   -------------   -------------
Total Investments......................  $  63,094,571   $  63,094,571   $          --   $          --
                                         =============   =============   =============   =============

* See Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                  Page 9

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2012 (UNAUDITED)


ASSETS:
Investments, at value
  (Cost $66,680,167) ..........................................................................     $  63,094,571
Cash ..........................................................................................         3,371,577
Prepaid expenses ..............................................................................           17,936
Receivables:
  Investment securities sold ..................................................................         9,969,183
  Dividends ...................................................................................           421,274
  Dividend reclaims ...........................................................................            17,683
  Interest ....................................................................................                74
                                                                                                    -------------
    Total Assets...............................................................................        76,892,298
                                                                                                    -------------
LIABILITIES:
Payables:
  Investment securities purchased .............................................................         6,369,210
  Investment advisory fees ....................................................................            61,804
  Custodian fees ..............................................................................            48,175
  Audit and tax fees ..........................................................................            20,985
  Printing fees ...............................................................................             8,521
  Administrative fees .........................................................................             7,500
  Transfer agent fees .........................................................................             4,309
  Trustees' fees and expenses .................................................................             3,477
  Legal fees ..................................................................................             2,579
  Financial reporting fees ....................................................................               771
Other liabilities .............................................................................             3,095
                                                                                                    -------------
    Total Liabilities..........................................................................         6,530,426
                                                                                                    -------------
NET ASSETS ....................................................................................     $  70,361,872
                                                                                                    =============

NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................     $ 146,321,042
Par value .....................................................................................            82,595
Accumulated net investment income (loss) ......................................................          (224,263)
Accumulated net realized gain (loss) on investments ...........................................       (72,231,906)
Net unrealized appreciation (depreciation) on investments .....................................        (3,585,596)
                                                                                                    -------------
NET ASSETS ....................................................................................     $  70,361,872
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................     $        8.52
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,259,517
                                                                                                    =============


Page 10                See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $74,489)..........................................     $   3,444,901
Interest.......................................................................................               679
                                                                                                    -------------
   Total investment income.....................................................................         3,445,580
                                                                                                    -------------
EXPENSES:
Investment advisory fees.......................................................................           384,295
Administrative fees............................................................................            44,998
Custodian fees.................................................................................            29,186
Printing fees..................................................................................            22,765
Audit and tax fees.............................................................................            17,149
Transfer agent fees............................................................................            13,275
Trustees' fees and expenses....................................................................            11,774
Legal fees.....................................................................................             6,910
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            42,473
                                                                                                    -------------
   Total expenses..............................................................................           577,450
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................         2,868,130
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments........................................................        (1,717,364)
Net increase from payment from the sub-advisor.................................................            12,651
Net change in unrealized appreciation (depreciation) on investments............................        (3,808,289)
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (5,513,002)
                                                                                                    -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................     $  (2,644,872)
                                                                                                    =============


                       See Notes to Financial Statements                 Page 11

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     SIX MONTHS
                                                                                        ENDED           YEAR
                                                                                      5/31/2012         ENDED
                                                                                     (UNAUDITED)     11/30/2011
                                                                                    -------------   -------------
OPERATIONS:
Net investment income (loss)...................................................     $   2,868,130   $   6,913,854
Net realized gain (loss).......................................................        (1,717,364)     (3,260,414)
Net increase from payment from the sub-advisor.................................            12,651              --
Net change in unrealized appreciation (depreciation)...........................        (3,808,289)     (1,411,564)
                                                                                    -------------   -------------
Net increase (decrease) in net assets resulting from operations................        (2,644,872)      2,241,876
                                                                                    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................................        (2,973,426)     (6,465,000)
Net realized gain..............................................................                --              --
Return of capital..............................................................                --      (1,945,904)
                                                                                    -------------   -------------
Total distributions to shareholders............................................        (2,973,426)     (8,410,904)
                                                                                    -------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings.......................                --       1,581,799
Proceeds from Common Shares reinvested.........................................                --         265,412
                                                                                    -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions......                --       1,847,211
                                                                                    -------------   -------------
Total increase (decrease) in net assets........................................        (5,618,298)     (4,321,817)

NET ASSETS:
Beginning of period............................................................        75,980,170      80,301,987
                                                                                    -------------   -------------
End of period..................................................................     $  70,361,872   $  75,980,170
                                                                                    =============   =============
Accumulated net investment income (loss) at end of period......................     $    (224,263)  $    (118,967)
                                                                                    =============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...........................................         8,259,517       8,088,610
Common Shares sold through shelf offerings.....................................                --         145,676
Common Shares issued as reinvestment under the Dividend Reinvestment Plan......                --          25,231
                                                                                    -------------   -------------
Common Shares at end of period.................................................         8,259,517       8,259,517
                                                                                    =============   =============


Page 12                See Notes to Financial Statements

FIRST TRUST ACTIVE DIVIDEND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED          YEAR          YEAR          YEAR         YEAR         PERIOD
                                              5/31/2012        ENDED         ENDED         ENDED        ENDED         ENDED
                                             (UNAUDITED)     11/30/2011    11/30/2010    11/30/2009   11/30/2008  11/30/2007 (a)
                                             -----------    -----------   -----------   -----------  -----------  -------------
Net asset value, beginning of period .....    $    9.20      $    9.93     $   10.48     $   10.61    $   19.03     $   19.10 (b)
                                              ---------      ---------     ---------     ---------    ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)..........         0.35           0.84          1.15          1.90         1.78          0.52
Net realized and unrealized gain (loss) ..        (0.67)         (0.56)        (0.45)        (0.20)       (7.99)        (0.55)
                                              ---------      ---------     ---------     ---------    ---------     ---------
Total from investment operations .........        (0.32)          0.28          0.70          1.70        (6.21)        (0.03)
                                              ---------      ---------     ---------     ---------    ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ....................        (0.36)         (0.78)        (1.21)        (1.84)       (1.97)           --
Net realized gain ........................           --             --            --            --        (0.24)           --
Return of capital ........................           --          (0.24)        (0.21)           --           --            --
                                              ---------      ---------     ---------     ---------    ---------     ---------
Total distributions ......................        (0.36)         (1.02)        (1.42)        (1.84)       (2.21)           --
                                              ---------      ---------     ---------     ---------    ---------     ---------
Common Shares offering costs charged to
  paid-in capital ........................           --             --            --            --           --         (0.04)
                                              ---------      ---------     ---------     ---------    ---------     ---------
Premiums from shares sold in at the
  market offering ........................           --           0.01          0.17          0.01           --            --
                                              ---------      ---------     ---------     ---------    ---------     ---------
Net asset value, end of period ...........    $    8.52      $    9.20     $    9.93     $   10.48    $   10.61     $   19.03
                                              =========      =========     =========     =========    =========     =========
Market value, end of period ..............    $    7.66      $    8.41     $   10.47     $   12.10    $    8.03     $   17.78
                                              =========      =========     =========     =========    =========     =========
TOTAL RETURN BASED ON NET ASSET VALUE (e)         (3.43)% (d)     2.81%         7.59%        18.44%      (34.64)%       (0.37)% (d)
                                              =========      =========     =========     =========    =========     =========
TOTAL RETURN BASED ON MARKET VALUE (e).           (5.02)%       (10.96)%       (1.56)%       80.51%      (47.00)%      (11.10)%
                                              =========      =========     =========     =========    =========     =========

--------------------

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Net assets, end of period (in 000's) .....    $  70,362      $  75,980     $  80,302     $  76,196    $  76,456     $ 137,117
Ratio of total expenses to average
  net assets .............................         1.50% (f)      1.60%         1.66%         1.89%        1.31%         1.44% (f)
Ratio of net investment income (loss) to
  average net assets .....................         7.46% (f)      8.42%        11.34%        19.31%       11.34%        13.87% (f)
Portfolio turnover rate ..................          535%         1,297%        1,516%        2,030%       1,722%          178%


--------------------

(a) Initial seed date of July 19, 2007. The Fund commenced operations on September 20, 2007.

(b)   Net of sales load of $0.90 per share on initial offering.

(c)   Based on average shares outstanding.

(d) In 2007 and 2012, the Fund received a reimbursement from the investment sub-advisor in the amount of $3,067 and $12,651, respectively. The reimbursements from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f)   Annualized.



                       See Notes to Financial Statements                 Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2012 (UNAUDITED)


                              1. FUND DESCRIPTION

First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks, Master Limited Partnerships ("MLPs") and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

1)    the type of security;

2)    the size of the holding;

3)    the initial cost of the security;

4)    transactions in comparable securities;

5)    price quotes from dealers and/or pricing services;

6)    relationships among various securities;

7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

8)    an analysis of the issuer's financial statements; and

9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

If the securities in question are foreign securities, the following additional information may be considered:

1)    the value of similar foreign securities traded on other foreign markets;

2)    ADR trading of similar securities;

3)    closed-end fund trading of similar securities;

4)    foreign currency exchange activity;

5) the trading prices of financial products that are tied to baskets of foreign securities;

6)    factors relating to the event that precipitated the pricing problem;

7)    whether the event is likely to recur; and

8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain. For the six months ended May 31, 2012, distributions of $248,355 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

The tax character of distributions paid during the fiscal year ended November 30, 2011 was as follows:

Distributions paid from:
   Ordinary income................................  $   6,465,000
   Return of capital..............................      1,945,904

As of November 30, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $          --
Undistributed capital gains.......................             --
                                                    -------------
Total undistributed earnings......................             --
Accumulated capital and other losses..............    (69,018,695)
Net unrealized appreciation (depreciation)........     (1,404,772)
                                                    -------------
Total accumulated earnings (losses)...............    (70,423,467)
Other   ..........................................             --
Paid-in capital...................................    146,403,637
                                                    -------------
Net assets........................................  $  75,980,170
                                                    =============

D. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2011, the Fund elected to defer capital losses occurring between November 1, 2011, and November 30, 2011, in the amount of $1,357,544.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for up to eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2011, the Fund had a capital loss carryforward for federal income tax purposes of $67,661,151, expiring as follows:

         EXPIRATION DATE            AMOUNT
         November 30, 2016     $44,083,569
         November 30, 2017      17,263,318
         November 30, 2018       5,877,626
         November 30, 2019         436,638

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of May 31, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES:

The Fund will pay all expenses directly related to its operations.

F. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in observable inputs if a

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aviance serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Funds Managed Assets that is paid by First Trust out of its investment advisory fee.

During the six months ended May 31, 2012, the Fund received a payment from the Sub-Advisor of $12,651 in connection with a trade error.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended May 31, 2012 were $388,803,579 and $390,832,901, respectively.

                           5. AT THE MARKET OFFERINGS

The Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the NAV per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund used the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. The Fund has not offered Common Shares pursuant to the sales agreement with Jones Trading since February 1, 2011. Transactions for the year ended November 30, 2011 are as follows:


         COMMON                                                     NET PROCEEDS
         SHARES        NET PROCEEDS       NET ASSET VALUE       RECEIVED IN EXCESS OF
          SOLD           RECEIVED          OF SHARES SOLD          NET ASSET VALUE
        ---------      ------------       ---------------       ---------------------
         145,676        $1,581,799           $1,512,325              $    69,474

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2012 (UNAUDITED)


                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2013, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On July 12, 2012, the Fund declared a dividend of $0.18 per share to Common Shareholders of record on July 24, 2012, payable July 31, 2012.

On June 11, 2012 the Fund's Board of Trustees approved the addition of an option overlay strategy to the Fund's equity dividend value strategy. The Fund's primary investment objective of a high level of current income, combined with its secondary objective of capital appreciation, remains the same. The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write call options on stock indices and single stocks "at-the-money" or "out-of-the-money" on up to 50% of the Fund's portfolio value. The option overlay strategy will be managed by the Alternatives Group at First Trust. Individual call options will only be written on stocks held by the portfolio. The option overlay strategy will commence on or about August 20, 2012. For further information, please go to the Fund's website at www.ftportfolios.com.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                            MAY 31, 2012 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund was held on Monday, April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Thomas R. Kadlec and Richard E. Erickson were elected by the Common Shareholders of the First Trust Active Dividend Income Fund as Class I Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Kadlec was 6,688,434, the number of votes against was 620,983 and the number of abstentions was 950,100. The number of votes cast in favor of Mr. Erickson was 6,688,768, the number of votes against was 620,649 and the number of abstentions was 950,100. James A. Bowen, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aviance Capital Management, LLC
2080 Ringling Boulevard
Sarasota, FL 34237

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) James Neel is no longer a Portfolio Manager for the registrant. Jeffrey Walker has been added as an Assistant Portfolio Manager for the registrant.

      IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF JULY 17, 2012

JEFFREY WALKER, ANALYST AND ASSISTANT PORTFOLIO MANAGER
Jeffrey J. Walker has 4 years of investment industry experience which includes trading, investment analysis/research, and portfolio management. Jeffrey started as an intern with GF Investment Services, LLC in May 2006 before starting fulltime employment in March 2009. He joined Aviance Capital Management, LLC ("Aviance") and Global Financial Private Capital, the incubator company of Aviance, in May 2011 as an analyst/assistant portfolio manager. Mr. Walker graduated from Florida State University with a Bachelor of Science degree in Finance, Magna Cum Laude and is currently a Level III Candidate in the CFA Program.

     OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF
                                    INTEREST


INFORMATION PROVIDED AS OF JULY 17, 2012

                                                                                        # of Accounts    Total Assets
                                                                                         Managed for       for which
                                                             Total # of                which Advisory   Advisory Fee is
 Name of Portfolio Manager                                    Accounts       Total     Fee is Based on     Based on
      or Team Member                Type of Accounts           Managed      Assets       Performance      Performance

Jeffrey Walker               Registered Investment                0           $0              0               $0
                             Companies:
                             Other Pooled Investment              0           $0              0               $0
                             Vehicles:

                             Other Accounts:                                  $19
                                                                  1         Million           0               $0


POTENTIAL CONFLICTS OF INTERESTS


Aviance believes there are not any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Registrant's investments.

   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF JULY 17, 2012.

Jeffrey Walker is paid a monthly salary by Global Financial Private Capital, an affiliate of Aviance, and receives group health/dental insurance.

      DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF JULY 17, 2012


                            Dollar Range of Registrant
      Name                  Shares Beneficially Owned
      Jeffrey Walker                    $0


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust Active Dividend Income Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Mark R. Bradley
                         -------------------------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)

Date  July 19, 2012
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Mark R. Bradley
                         -------------------------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)

Date  July 19, 2012
     --------------------

By (Signature and Title)*  /s/ James M. Dykas
                         -------------------------------------------------------
                          James M. Dykas, Treasurer, Chief Financial
                          Officer and Chief Accounting Officer
                          (principal financial officer)

Date  July 19, 2012
     --------------------

* Print the name and title of each signing officer under his or her signature.